SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 31, 1998

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------

             (Exact name of Registrant as specified in its charter)

              (Originator of the Wachovia Credit Card Master Trust)

UNITED STATES                   33-95714                    22-2716130
UNITED STATES                   33-99442-01                 22-2716130
-------------                   -----------             ------------------
(State or other                (Commission              (I.R.S. Employer
Jurisdiction of               File Number)              Identification No.)
Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

                                   Page 1 of 4
                         Exhibit Index appears on Page 4

ITEM 5.  OTHER EVENTS
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits
               28.1  Monthly Servicer's Certificate - July  31, 1998
               28.2  Monthly Series 1995-1 Certificateholders' Statement -
                        July 31, 1998

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



        Dated: August 18, 1998            By: /s/DONALD K. TRUSLOW
                                              ------------------------
                                          Name:  Donald K. Truslow
                                          Title:  Comptroller

                                INDEX TO EXHIBITS


                                                                     SEQUENTIALLY
EXHIBIT                                                              NUMBERED
 NUMBER                           EXHIBIT                            PAGES
-------                           -------                            ------------

  28.1      Monthly Servicer's Certificate - July 31, 1998            1-7
  28.2      Monthly Series 1995-1 Certificateholders' Statement
                  - July 31, 1998                                     1-10
